              PACIFIC INNOVATIONS VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $35,000.


LAST YEAR ENDING 12/31/98

                                      Managed       Mid-Cap                                          Aggressive
                    Money Market       Bond         Equity       Capital Income      Blue Chip         Growth        International
Start Date            12/31/97        12/31/97       12/31/97        12/31/97          12/31/97        12/31/97         12/31/97
Beginning AUV        10.302622       10.534954      12.630813       11.341184         12.182892       11.628017         9.938797
End Date              12/31/98        12/31/98       12/31/98        12/31/98          12/31/98        12/31/98         12/31/98
Ending AUV           10.675594       11.104319      14.595155       11.973282         15.281917       11.262899        10.940815
Annual Fee ($30)      0.857143        0.857143       0.857143        0.857143          0.857143        0.857143         0.857143
CDSC                $    63.00      $    63.00     $    63.00      $    63.00        $    63.00      $    63.00       $    63.00
Ending ERV          $   972.34      $   990.19     $ 1,091.66      $   991.88        $ 1,190.52      $   904.74       $ 1,036.96
AATR W/Drawal            -2.77%          -0.98%          9.17%          -0.81%            19.05%          -9.53%            3.70%
AATR  Account             3.53%           5.32%         15.47%           5.49%            25.35%          -3.23%           10.00%

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [ERV/$1000]-1 $30 Annual Fee waived if contract value over $50,000



                                     Page 1

              PACIFIC INNOVATIONS VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $35,000.

LAST 3 YEARS ENDING 12/31/98

                       Money    Managed    Mid-Cap  Capital                  Aggressive
                       Market     Bond     Equity    Income     Blue Chip      Growth     International     Global Value
Start Date             #N/A       #N/A      #N/A      #N/A        #N/A          #N/A          #N/A             #N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($30)
CDSC
Ending ERV
AATR W/Drawal
AATR  Account

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000)(to the power of)(1/3)]-1
$30 Annual Fee waived if contract value over $50,000

              PACIFIC INNOVATIONS VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $35,000.

LAST 5 YEARS ENDING 12/31/98


                       Money    Managed    Mid-Cap  Capital                  Aggressive
                       Market     Bond     Equity    Income     Blue Chip      Growth     International     Global Value
Start Date             #N/A       #N/A      #N/A      #N/A        #N/A          #N/A          #N/A             #N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($30)
CDSC
Ending ERV
AATR W/Drawal
AATR  Account

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000)(to the power of)(1/5)]-1
$30 Annual Fee waived if contract value over $50,000

              PACIFIC INNOVATIONS VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $35,000.

LAST 10 YEARS ENDING 12/31/98

                       Money    Managed    Mid-Cap  Capital                  Aggressive
                       Market     Bond     Equity    Income     Blue Chip      Growth     International     Global Value
Start Date             #N/A       #N/A      #N/A      #N/A        #N/A          #N/A          #N/A             #N/A
Beginning AUV
End Date
Ending AUV
Annual Fee ($30)
CDSC
Ending ERV
AATR W/Drawal
AATR  Account

Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000)(to the power of)(1/10)]-1
$30 Annual Fee waived if contract value over $50,000


              PACIFIC INNOVATIONS VARIABLE ANNUITY SEPARATE ACCOUNT
               SCHEDULE FOR COMPUTATION OF PERFORMANCE QUOTATIONS
                       AVERAGE INITIAL PREMIUM = $35,000.

FROM INCEPTION OF FUND


                     Money       Managed       Mid-Cap       Capital                   Aggressive
                     Market       Bond         Equity        Income       Blue Chip       Growth      International
Start Date           2/28/97      2/28/97       2/28/97       2/28/97       2/28/97        2/28/97       2/28/97
Beginning AUV      10.000000    10.000000     10.000000     10.000000     10.000000      10.000000     10.000000
End Date            12/31/98     12/31/98      12/31/98      12/31/98      12/31/98       12/31/98      12/31/98
Ending AUV         10.675594    11.104319     14.595155     11.973282     15.281917      11.262899     10.940815
Days                     671          671           671           671           671            671           671
Annual Fee ($30)  $     1.71   $     1.71    $     0.86    $     1.71    $     0.86     $     1.71     $    1.71
CDSC              $    54.00   $    54.00    $    54.00    $    54.00    $    54.00     $    54.00     $   54.00
Ending ERV        $ 1,011.82   $ 1,054.68    $ 1,404.57    $ 1,141.59    $ 1,473.19     $ 1,070.66     $1,038.35
AATR W/Drawal           0.64%        2.94%        20.30%         7.47%        23.46%          3.78%         2.07%
AATR  Account           3.57%        5.82%        22.79%        10.25%        25.90%          6.64%         4.97%


Dollar Values are per $1000 of initial premium
Average Annual Total Return (AATR) of Surrender Value = [(ERV/$1000)]-1 $30 Annual Fee waived if contract value over $50,000

        PACIFIC INNOVATIONS VARIABLE ANNUITY SEPARATE ACCOUNT PERFORMANCE


THE RESULTS SHOWN IN THIS SECTION ARE NOT AN ESTIMATE OR GUARANTEE OF FUTURE INVESTMENT PERFORMANCE.


           TOTAL RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1998.
                   ALL NUMBERS ARE EXPRESSED AS A PERCENTAGE.

                                           1 YEAR                     SINCE INCEPTION
                                           ------                     ---------------
VARIABLE ACCOUNTS                    AV             FWV              AV            FWV
-----------------                    --             ---              --            ---
Money Market ..............           3.53          -2.77            3.57           0.64
Managed Bond ..............           5.32          -0.98            5.82           2.94
Mid-Cap Equity ............          15.47           9.17           22.79          20.30
Capital Income ............           5.49          -0.81           10.25           7.47
Blue Chip .................          25.35          19.05           25.90          23.46
Aggressive Growth .........          -3.23          -9.53            6.64           3.78
International .............          10.00           3.70            4.97           2.07


MAJOR INDICES                                               1 YEAR         3 YEARS       5 YEARS       10 YEARS
-------------                                               -------        -------       -------       --------
Lehman Brothers Government/Corporate Bond                     9.47           7.33          7.30           9.34
Lehman Brothers Long-Term Government/Corporate Bond          11.76           8.62          9.12          11.30
Morgan Stanley Capital International EAFE                    20.33           9.31          9.50           5.86
Morgan Stanley Capital International Emerging Markets Free  (25.34)        (11.21)        (9.27)         10.95
Russell 2500 Small-Stock                                     (2.55)         11.58         11.86          12.92
Russell 2500                                                  0.38          14.11         14.13          14.61
Standard & Poor's 500 Composite Stock Price                  28.58          28.27         24.06          19.19




                                     Page 1